SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

Current Report Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2002

IMH ASSETS CORP.

(as Company under a Series 2002-2 Indenture, dated as of April 29,

2002 providing for, inter alia, the issuance of Collateralized Asset-

Backed Bonds, Series 2002-2).

IMH ASSETS CORP

(Exact name of Registrant as specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-06637 33-0705301

(Commission File Number) (I.R.S. Employer Identification No.)

1401 DOVE STREET

NEWPORT BEACH, CALIFORNIA 92660

(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (949) 475-3600

Item 5. Other Events

Attached hereto is a copy of the Monthly Remittance Statements to the

Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

Item 7. Financial Statement and Exhibits

Exhibits: (as noted in Item 5 above)

Monthly Remittance Statement to the Certificateholders dated as of

May 28, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Deutsche Bank National Trust Company,

not in its individual capacity, but solely as

a duly authorized agent of the Registrant

pursuant to the Indenture, dated as of

April 29, 2002.

Date: Jan 23, 2003 By: /s/ Katie Wannenmacher

Katie Wannenmacher

Vice President

EXHIBIT INDEX

DOCUMENT

Monthly Remittance Statement to the Certificateholders

dated as of May 28, 2002.

	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds

	May 28, 2002 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				14
			8.	Prepayment Report				15
			9.	Prepayment Detail Report				18
			10.	Realized Loss Report				19
			11.	Realized Loss Detail Report				22
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				23
			13.	Other Related Information				24

				Total Number of Pages				24

			CONTACTS

				Administrator: James F Noriega
				Direct Phone Number: (714)247-6281
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: http://www-apps.gis.deutsche-bank.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IMPAC Mortgage Holdings Inc.					Cut-Off Date: April 1, 2002
	Certificate Insurer(s):		AMBAC Indemnity Corporation					Closing Date: April 29, 2002
								First Payment Date: May 28, 2002
	Servicer(s):		Impac Funding Corporation Master Servicer
			Wendover Funding, Inc. Sub-Servicer
			Countrywide Funding Corporation Sub-Servicer
								Distribution Date: May 28, 2002
	Underwriter(s):		Countrywide Securities Co-Lead Underwriter					Record Date: April 30, 2002
			Greenwich Capital Markets, Inc. Co-Lead Underwriter

						Page 1 of 24					© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Certificate Payment Report for May 28, 2002 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	FLT, STEP,	472,500,000.00			472,500,000.00	808,352.34	2,730,514.22	3,538,866.56	-	-	469,769,485.78
B	SUB, FLT, S	23,750,000.00			23,750,000.00	75,451.61	137,248.07	212,699.68	-	-	23,612,751.93
Cert	R	-			-	1,587,486.96	-	1,587,486.96	-	-	-

Total		496,250,000.00			496,250,000.00	2,471,290.91	2,867,762.29	5,339,053.20	-	-	493,382,237.71

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A	04/29/02	05/27/02		A-Act/360	45254NCK1	472,500,000.00	1,000.000000	1.710799	5.778866	7.489665	994.221134
B	04/29/02	05/27/02		A-Act/360	45254NCL9	23,750,000.00	1,000.000000	3.176910	5.778866	8.955776	994.221134
Cert	04/29/02	05/27/02		-		-	-	-	-	-	-

							Page 2 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Certificate Payment Report for May 28, 2002 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	472,500,000.00		808,352.34		2,400,712.01	329,802.21	2,730,514.22	3,538,866.56	-	-	469,769,485.78
B	23,750,000.00		75,451.61		120,670.71	16,577.36	137,248.07	212,699.68	-	-	23,612,751.93
Cert	-		1,587,486.96		-	-	-	1,587,486.96	-	-	-

Total	496,250,000.00		2,471,290.91		2,521,382.72	346,379.57	2,867,762.29	5,339,053.20	-	-	493,382,237.71

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	2.12375%	472,500,000.00			808,352.34	-	-	-	808,352.34	808,352.34	-
B	3.94375%	23,750,000.00			75,451.61	-	-	-	75,451.61	75,451.61	-
Cert		-			-	-	-	-	1,587,486.96	1,587,486.96	-

Total		496,250,000.00			883,803.95	-	-	-	2,471,290.91	2,471,290.91	-

							Page 3 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Collection Account Report for May 28, 2002 Distribution

	Collection Account Report

SUMMARY						ADJUSTABLE	FIXED	TOTAL

	Principal Collections					2,867,779.40	0.00	2,867,779.40
	Principal Withdrawals					0.00	0.00	0.00
	Principal Other Accounts					0.00	0.00	0.00
	TOTAL PRINCIPAL					2,867,779.40	0.00	2,867,779.40

	Interest Collections					2,701,633.03	2,446.91	2,704,079.94
	Interest Withdrawals					0.00	0.00	0.00
	Interest Other Accounts					0.00	0.00	0.00
	Interest Fees					(232,690.33)	(115.81)	(232,806.14)
	TOTAL INTEREST					2,468,942.70	2,331.10	2,471,273.80

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS					5,336,722.10	2,331.10	5,339,053.20

PRINCIPAL - COLLECTIONS						ADJUSTABLE	FIXED	TOTAL

	Scheduled Principal					346,379.57	0.00	346,379.57
	Curtailments					26,309.22	0.00	26,309.22
	Prepayments in Full					2,492,809.57	0.00	2,492,809.57
	Repurchases/Substitutions					0.00	0.00	0.00
	Liquidations					0.00	0.00	0.00
	Insurance Principal					0.00	0.00	0.00
	Other Additional Principal					0.00	0.00	0.00
	Delinquent Principal					(58,513.05)	0.00	(58,513.05)
	Realized Losses					0.00	0.00	0.00
	Substitution Adjustments- Principal					0.00	0.00	0.00
	Termination Price Amounts- Principal					0.00	0.00	0.00
	Additional Principal Amts					2,281.04	0.00	2,281.04
	Principal Advanced					58,513.05	0.00	58,513.05

	TOTAL PRINCIPAL					2,867,779.40	0.00	2,867,779.40

				Page 4 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Collection Account Report for May 28, 2002 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS						ADJUSTABLE	FIXED	TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS						ADJUSTABLE	FIXED	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS						ADJUSTABLE	FIXED	TOTAL

	Scheduled Interest					2,760,838.52	2,534.64	2,763,373.16
	Repurchases/Substitutions					0.00	0.00	0.00
	Liquidations					0.00	0.00	0.00
	Insurance Interest					0.00	0.00	0.00
	Other Additional Interest					1,342.77	0.00	1,342.77
	Prepayment Interest Shortfalls					(3,724.72)	0.00	(3,724.72)
	Relief Act Interest Shortfalls					0.00	0.00	0.00
	Delinquent Interest					(1,019,528.62)	(1,094.16)	(1,020,622.78)
	Interest Realized Losses					0.00	0.00	0.00
	Compensating Interest					3,724.72	0.00	3,724.72
	Substitution Adjustments- Interest					0.00	0.00	0.00
	Termination Price Amounts- Interest					0.00	0.00	0.00
	Additional Interest Amts					0.00	0.00	0.00
	Interest Prepayment Premiums					0.00	0.00	0.00
	Interest Advanced					958,534.70	1,006.43	959,541.13
	Cap Contract Payment Amt					445.66	0.00	445.66

	TOTAL INTEREST					2,701,633.03	2,446.91	2,704,079.94

				Page 5 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Collection Account Report for May 28, 2002 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS						ADJUSTABLE	FIXED	TOTAL

	Prev. Unreimbursed PMI Premiums					0.00	0.00	0.00
	Prev. Unreimbursed Spec Haz Premiums					0.00	0.00	0.00
	Prev. Unreimbursed Liq. Expenses					0.00	0.00	0.00
	Prev. Unreimbursed Master/Sub-Servicing Fees					0.00	0.00	0.00
	Amt Rvcd Not Due Bondholder /Deposits in Error					0.00	0.00	0.00
	Prev. Unreimb. P&I Advances/Non Recov Advances					0.00	0.00	0.00
	Prev. Unreimbursed Servicing Advances					0.00	0.00	0.00
	Clear and Terminate Collection Account					0.00	0.00	0.00

	TOTAL INTEREST WITHDRAWALS					0.00	0.00	0.00

INTEREST - OTHER ACCOUNTS						ADJUSTABLE	FIXED	TOTAL

	Cap Contract Payment Amounts							445.66
	Floor Contract Payment Amounts							0.00
	Swap Contract Payment Amounts							0.00

INTEREST - FEES						ADJUSTABLE	FIXED	TOTAL

	Owner Trustee Fee					707.89	0.44	708.33
	Indenture Trustee Fee					1,665.63	1.04	1,666.67
	Bond Insurance Premium Amount					70,465.42	0.00	70,465.42
	Radian PMI Insurance Premiums					52,200.99	0.00	52,200.99
	Current Servicing Fees					107,650.40	114.33	107,764.73

	TOTAL INTEREST FEES					232,690.33	115.81	232,806.14

				Page 6 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Credit Enhancement Report for May 28, 2002 Distribution

	Credit Enhancement Report

ACCOUNTS						ADJUSTABLE	FIXED	TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE						ADJUSTABLE	FIXED	TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES						ADJUSTABLE	FIXED	TOTAL

	Current Periods Required Overcollateralization Amt							3,749,982.89
	Current Periods Overcollateralization Amt							3,749,982.89
	Current Periods Extra Principal Distribution							0.00
	Current Periods Net Monthly Excess Cashflow							1,587,486.96
	Current Periods Overcollateralization Release							17.11

	60 Day Rolling Delinquency Amount							0.00
	90 Day Rolling Delinquency Amount							0.00

	Available Funds Rate							6.1808%

				Page 7 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Collateral Report for May 28, 2002 Distribution

	Collateral Report

COLLATERAL						ADJUSTABLE	FIXED	TOTAL
	Loan Count:
	Original					2009	6	2015
	Prior					-	-	-
	Prefunding					-	-	-
	Scheduled Paid Offs					-	-	-
	Full Voluntary Prepayments					(13)	-	(13)
	Repurchases					-	-	-
	Liquidations					-	-	-
	Current					1,996	6	2,002

	Principal Balance:
	Original					499,686,850.01	310,868.95	499,997,718.96
	Prior					-	-	-
	Prefunding					-	-	-
	Scheduled Principal					(346,379.57)	-	(346,379.57)
	Partial and Full Voluntary Prepayments					(2,519,118.79)	-	(2,519,118.79)
	Repurchases					-	-	-
	Liquidations					-	-	-
	Current					496,821,351.65	310,868.95	497,132,220.60

PREFUNDING						ADJUSTABLE	FIXED	TOTAL

	PRE-FUNDING ACCOUNT

	Original Pre-Funded Amount							0.00
	Balance of Subsequent Mortgage Loans added this period							27,616,113.94
	Withdrawal remaining amounts							2,281.04
	Pre-Funding Account Ending Balance							(0.00)

	Fixed
	Adjustable
Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Collateral Report for May 28, 2002 Distribution

	Collateral Report

CHARACTERISTICS						ADJUSTABLE	FIXED	TOTAL

	Weighted Average Coupon Original					6.630165%	9.784075%	6.632126%
	Weighted Average Coupon Prior
	Weighted Average Coupon Current					6.630165%	9.784075%	6.632126%
	Weighted Average Months to Maturity Original					359	175	359
	Weighted Average Months to Maturity Prior					-	-	-
	Weighted Average Months to Maturity Current					359	175	359
	Weighted Avg Remaining Amortization Term Original					358	323	358
	Weighted Avg Remaining Amortization Term Prior					-	-	-
	Weighted Avg Remaining Amortization Term Current					358	323	358
	Weighted Average Seasoning Original					1.86	5.08	1.86
	Weighted Average Seasoning Prior					-	-	-
	Weighted Average Seasoning Current					1.86	5.08	1.86

Note: Original information refers to deal issue.

	Fixed
	Adjustable
WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Collateral Report for May 28, 2002 Distribution

	Collateral Report

ARM CHARACTERISTICS						ADJUSTABLE	FIXED	TOTAL

	Weighted Average Margin Original					2.883%
	Weighted Average Margin Prior
	Weighted Average Margin Current					2.883%
	Weighted Average Max Rate Original					13.060%
	Weighted Average Max Rate Prior
	Weighted Average Max Rate Current					13.060%
	Weighted Average Min Rate Original					3.023%
	Weighted Average Min Rate Prior
	Weighted Average Min Rate Current					3.023%
	Weighted Average Cap Up Original					1.008%
	Weighted Average Cap Up Prior
	Weighted Average Cap Up Current					1.008%
	Weighted Average Cap Down Original					1.008%
	Weighted Average Cap Down Prior
	Weighted Average Cap Down Current					1.008%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES						ADJUSTABLE	FIXED	TOTAL

	Current Servicing Fees					107,650.40	114.33	107,764.73
	Delinquent Servicing Fees					60,993.91	87.73	61,081.64
	TOTAL SERVICING FEES					168,644.31	202.06	168,846.37

	Total Servicing Fees					168,644.31	202.06	168,846.37
	Compensating Interest					(3,724.72)	0.00	(3,724.72)
	Delinquent Servicing Fees					(60,993.91)	(87.73)	(61,081.64)
	COLLECTED SERVICING FEES					103,925.68	114.33	104,040.01

	Current PPIS					3,724.72	0.00	3,724.72
	Current Net PPIS					0.00	0.00	0.00

	Total Advanced Principal For Current Payment Date					58,513.05	0.00	58,513.05
	Total Advanced Interest For Current Payment Date					958,534.70	1,006.43	959,541.13
	TOTAL ADVANCES FOR CURRENT PERIOD					1,017,047.75	1,006.43	1,018,054.18

ADDITIONAL COLLATERAL INFORMATION						ADJUSTABLE	FIXED	TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 10 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Delinquency Report for May 28, 2002 Distribution

	Delinquency Report - Total

				CURRENT	1 PAYMENT	2 PAYMTS	3+ PAYMTS	TOTAL
DELINQUENT		Balance			-	-	-	-
		% Balance			0.00%	0.00%	0.00%	0.00%
		# Loans			-	-	-	-
		% # Loans			0.00%	0.00%	0.00%	0.00%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
Note: Current = 0-30days, 1 Payment =31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Delinquency Report for May 28, 2002 Distribution

	Delinquency Report - Fixed Group

				CURRENT	1 PAYMENT	2 PAYMTS	3+ PAYMTS	TOTAL
DELINQUENT		Balance			-	-	-	-
		% Balance			0.00%	0.00%	0.00%	0.00%
		# Loans			-	-	-	-
		% # Loans			0.00%	0.00%	0.00%	0.00%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
Note: Current = 0-30days, 1 Payment =31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 12 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Delinquency Report for May 28, 2002 Distribution

	Delinquency Report - Adjustable Group

				CURRENT	1 PAYMENT	2 PAYMTS	3+ PAYMTS	TOTAL
DELINQUENT		Balance			-	-	-	-
		% Balance			0.00%	0.00%	0.00%	0.00%
		# Loans			-	-	-	-
		% # Loans			0.00%	0.00%	0.00%	0.00%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
Note: Current = 0-30days, 1 Payment =31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 13 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	REO Report for May 28, 2002 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Fixed Group; REO Book Value = 000.00
Total Original Principal Balance = 000.00				Loan Group 2 = Adjustable Group; REO Book Value = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 14 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Prepayment Report for May 28, 2002 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS						ADJUSTABLE	FIXED	TOTAL

	Current
	Number of Paid in Full Loans					13	-	13
	Number of Repurchased Loans					-	-	-
	Total Number of Loans Prepaid in Full					13	-	13

	Paid in Full Balance					2,492,809.57	-	2,492,809.57
	Repurchased Loans Balance					-	-	-
	Curtailments Amount					26,309.22	-	26,309.22
	Total Prepayment Amount					2,519,118.79	-	2,519,118.79

	Cumulative
	Number of Paid in Full Loans					13	-	13
	Number of Repurchased Loans					-	-	-
	Total Number of Loans Prepaid in Full					13	-	13

	Paid in Full Balance					2,492,809.57	-	2,492,809.57
	Repurchased Loans Balance					-	-	-
	Curtailments Amount					26,309.22	-	26,309.22
	Total Prepayment Amount					2,519,118.79	-	2,519,118.79

	Current Prin Balance of Repurchases Per Sec 3.18					0.00	0.00	0.00
	Cumulative Prin Balance of Repurchases Per Sec 3.18					0.00	0.00	0.00

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 15 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Prepayment Report for May 28, 2002 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES						ADJUSTABLE	FIXED	TOTAL

	SMM					0.50%	0.00%	0.50%
	3 Months Avg SMM
	12 Months Avg SMM
	Avg SMM Since Cut-off					0.50%	0.00%	0.50%

	CPR					5.89%	0.00%	5.89%
	3 Months Avg CPR
	12 Months Avg CPR
	Avg CPR Since Cut-off					5.89%	0.00%	5.89%

	PSA					1583.05%	0.00%	1580.38%
	3 Months Avg PSA Approximation
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation					1583.05%	0.00%	1580.38%

	Fixed
	Adjustable

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 16 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Prepayment Report for May 28, 2002 Distribution

	Prepayment Report - Voluntary Prepayments

	Fixed
	Adjustable

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 17 of 24				© COPYRIGHT 2002 Deutsche Bank

	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Prepayment Detail Report for May 28, 2002 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 13						Loan Group 1 = Fixed Group
Total Original Principal Balance = 2,494,800.00						Loan Group 2 = Adjustable Group
Total Prepayment Amount = 2,492,809.57

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

1100344654 2			70,000.00	69,853.48	Apr-29-02	5.750%	CA - 26.82%	Paid Off - 360	Mar-22-02
1100346275 2			117,000.00	117,000.00	Apr-26-02	6.750%	CA - 90.00%	Paid Off - 360	Apr-05-02
1100346323 2			345,800.00	345,800.00	Apr-22-02	8.250%	DC - 89.98%	Paid Off - 360	Mar-13-02
1100346409 2			180,000.00	179,841.19	Apr-22-02	6.625%	CA - 80.00%	Paid Off - 360	Mar-11-02
1100346840 2			117,000.00	116,904.10	Apr-16-02	7.000%	MI - 79.60%	Paid Off - 360	Mar-08-02
1100346842 2			294,200.00	293,885.48	Apr-23-02	5.625%	CA - 90.00%	Paid Off - 360	Mar-18-02
1100348834 2			88,000.00	87,920.45	Apr-12-02	6.500%	MA - 80.00%	Paid Off - 360	Mar-20-02
1100348948 2			275,800.00	275,800.00	Apr-29-02	4.625%	CA - 70.00%	Paid Off - 360	Mar-26-02
1100349206 2			192,000.00	192,000.00	Apr-24-02	5.500%	CA - 80.00%	Paid Off - 360	Apr-03-02
1100349357 2			135,000.00	135,000.00	Apr-26-02	6.500%	CA - 90.00%	Paid Off - 360	Mar-25-02
1109005002 2			315,000.00	314,450.35	Apr-30-02	10.125%	CA - 89.98%	Paid Off - 360	Mar-01-02
1109005145 2			200,000.00	199,354.52	Apr-17-02	7.125%	MI - 80.00%	Paid Off - 360	Feb-28-02
2500015538 2			165,000.00	165,000.00	Apr-16-02	7.750%	CT - 100.00%	Paid Off - 360	Mar-28-02

					Page 18 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Realized Loss Report for May 28, 2002 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES						ADJUSTABLE	FIXED	TOTAL

	Current
	Number of Loans Liquidated					-	-	-
	Collateral Realized Loss/(Gain) Amount					-	-	-
	Net Liquidation Proceeds					-	-	-

	Cumulative
	Number of Loans Liquidated					-	-	-
	Collateral Realized Loss/(Gain) Amount					-	-	-
	Net Liquidation Proceeds					-	-	-

	Note: Collateral realized losses may include adjustments to loans liquidated in prior periods.

	Cumulative Loss Percentage For Related Payment Date							0.0000%

	Fixed						3 Months Moving Average
	Adjustable

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 19 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Realized Loss Report for May 28, 2002 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS						ADJUSTABLE	FIXED	TOTAL

	MDR					0.00%	0.00%	0.00%
	3 Months Avg MDR
	12 Months Avg MDR
	Avg MDR Since Cut-off					0.00%	0.00%	0.00%

	CDR					0.00%	0.00%	0.00%
	3 Months Avg CDR
	12 Months Avg CDR
	Avg CDR Since Cut-off					0.00%	0.00%	0.00%

	SDA					0.00%	0.00%	0.00%
	3 Months Avg SDA Approximation
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation					0.00%	0.00%	0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

	Fixed
	Adjustable
CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 20 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Realized Loss Report for May 28, 2002 Distribution

	Realized Loss Report - Collateral

	Fixed
	Adjustable

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 21 of 24				© COPYRIGHT 2002 Deutsche Bank

	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Realized Loss Detail Report for May 28, 2002 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 0						Loan Group 1 = Fixed Group
Total Original Principal Balance = 0.00						Loan Group 2 = Adjustable Group
Total Prior Principal Balance = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00

Loan Number			Original	Prior		Current	State &
&		Loan	Principal	Principal	Realized	Note	LTV at	Original	Origination
Loan Group		Status	Balance	Balance	Loss/(Gain)	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

					Page 22 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Triggers, Adj. Rate Cert. and Miscellaneous Report for May 28, 2002 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS						ADJUSTABLE	FIXED	TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADJUSTABLE RATE CERTIFICATE INFORMATION						ADJUSTABLE	FIXED	TOTAL

	Current Periods Basis Risk Shortfall Carry Forward Amt							0.00
	Cumulative Basis Risk Shortfall Carry Forward Amt							0.00

	Current Periods LIBOR Rate							1.8438%

ADDITIONAL INFORMATION						ADJUSTABLE	FIXED	TOTAL

				Page 23 of 24				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-2
	Collateralized Asset-Backed Bonds
	Series 2002-2
	Other Related Information for May 28, 2002 Distribution

	Other Related Information

ADDITIONAL INFORMATION						ADJUSTABLE	FIXED	TOTAL

	Total Derivative Payments							(445.66)
	CPC2650							0.00
	IRG31007							(445.66)
	240430 (3418256)							0.00
	241353 (3420903)							0.00
	245746 (3438117)							0.00
	IMP022C1							0.00
	IMP022C2							0.00
	IMP022C3							0.00
	IMP022C4							0.00
	IMP022C5							0.00
	NCC4728 (NC101108)							0.00
	NCC4729 (NC102597)							0.00
	IMP022F1							0.00
	IMP022F2							0.00
	IMP022F3							0.00
	IMP022F4							0.00
	IMP022F5							0.00

				Page 24 of 24				© COPYRIGHT 2002 Deutsche Bank